SUPPLEMENT DATED JANUARY 1, 1997
                                       TO
                          PROSPECTUS DATED MAY 1, 1996


                    MERIDIAN/INVESCO SECTOR VARIABLE ANNUITY

     Effective January 1, 1997, WRL Investment Management, Inc. ("WRL Management"), a Florida corporation, will replace Western Reserve Life Assurance Co. of Ohio ("Western Reserve") as the investment adviser for the WRL Series Fund, Inc. (the "Fund"). WRL Management is a wholly-owned subsidiary of Western Reserve. Throughout the Prospectus, wherever Western Reserve is referred to as the Fund's investment adviser, Western Reserve will be replaced with WRL Management. Also, wherever reference is made to "twenty-one portfolios" of the Fund, it will now mean "twenty-two portfolios" of the Fund.

THE FOLLOWING INFORMATION MODIFIES THE INFORMATION PROVIDED ON PAGE 4 OF THE PROSPECTUS UNDER THE HEADING "SUMMARY - SUMMARY OF CHARGES AND EXPENSES";

FUND ANNUAL EXPENSES* (as a % of Fund average net assets)


*        Effective January 1, 1997, the Fund has adopted a Plan of
         Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund. Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance.

THE FOLLOWING INFORMATION IS ADDED TO THE END OF THE PARAGRAPH ON PAGE 10 OF THE PROSPECTUS UNDER THE HEADING "CHARGES AND DEDUCTIONS - EXPENSES OF THE FUND:"

Effective January 1, 1997, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Distribution Plan") and pursuant to the Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the Fund.

Under the Distribution Plan, the Fund, on behalf of the Portfolios, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of a Portfolio's shares, amounts equal to actual expenses associated with distributing a Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the Fund of distribution expenses with respect to any Portfolio during the fiscal year ending December 31, 1997. Prior to ISI's seeking reimbursement, Policyowners will be notified in advance.